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                                                                    EXHIBIT 10.7

                           COMMERCIAL PROMISSORY NOTE



       FIDELITY                               Loan No.
[LOGO] NATIONAL BANK                                  -------------------------
       P.O. Box 105075                     Borrower(s)
       Atlanta, Ga. 30348                             -------------------------

                                                      -------------------------
                                             Location:
                                                      -------------------------
                                              Officer:
                                                      -------------------------
                                                               (Name/Initial/#)

U.S. $1,000,000.00       July 2, 1999

         FOR VALUE RECEIVED, the undersigned INTELLIGENT SYSTEMS CORPORATION, A GEORGIA CORPORATION, (hereinafter, whether one or more, referred to as "Maker") promises to pay to the order of Fidelity National Bank, a national banking association (hereinafter, together with any subsequent holder hereof, referred to as "Holder"), at its office at 160 Clairmont Avenue, Decatur, Georgia 30030 or at such other place as Holder hereof may from time to time designate in writing, in lawful money of the United States of America, the principal sum of ONE MILLION AND NO/100 - DOLLARS ($1,000,000,000 or so much as may be disbursed hereunder, together with simple interest (computed on the basis of actual days elapsed in a 360-day year) on the principal balance from time to time outstanding prior to default hereunder at the rate of prime plus 0% percent per annum. The initial interest rate on this loan is 17.75%.

         (If the interest rate is stated in terms of, or with reference to, "Prime", "Prime Rate", or "P" (the "Prime Rate"), then (i) such terms shall mean the rate established by Holder from time to time as being its "Prime Rate" for the purpose of a reference from which it sets rates for specific loans, which reference rate is not necessarily the rate actually provided to the most creditworthy, or any other class of, borrowers, and (ii) the interest rate charged hereunder will change as of the opening business on each day the Prime Rate changes.)

         Installments of principal and interest shall be due under this Note as follows:

     SEE RIDER ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.
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         This Note shall mature and the principal balance hereof, together with all unpaid interest and other charges, costs and expenses provided for hereunder or under any other document or instrument evidencing or securing the indebtedness of this Note shall be due and payable on June 30, 2000.

         If (i) any payment of principal or interest on this Note is not received by Holder as and when same is due or (ii) a default occurs in the performance of any other covenant or agreement of Maker in this Note or by Maker (or by any guarantor, endorser, accommodation party or any other party liable for payment of this Note or providing security for payment of the same, collectively with Maker, an "Obligor") under any other Loan Document or (iii) any Obligor shall cease to exist or become insolvent or
     (iv) debtor reorganization, relief or liquidation proceedings shall be initiated by or against any Obligor, or (v) Holder shall otherwise deem itself insecure, then all obligations of Maker to Holder, including this Note, although otherwise unmatured or contingent, shall, at the option of Holder, forthwith mature, and the entire principal balance and all accrued interest and other charges due Holder shall become immediately due and payable without any notice or demand whatsoever.

         If the principal balance of this Note is accelerated, or any installment due hereunder is not paid as and when the same is due, or if the principal balance of this Note is not paid at maturity, then Holder shall have the option to increase the rate of interest to a default rate equal to two percentage points (2%) per annum plus the rate specified above, but in no event to exceed the maximum rate permitted by applicable law. If any monthly installment is not received within ten (10) days after its due date, Maker shall, at Holder's option, pay a late charge equal to five percent (5%) of the past due installment, such payment to be due with the succeeding monthly installment. Payment of any late charge or default interest does not entitle Maker to extension of any due date.

         To secure this indebtedness, along with any extensions or renewals thereof, in whole or in part, as well as all other indebtedness of Maker to Holder, now existing or hereafter incurred or arising however incurred (hereinafter sometimes referred to collectively as the "Liabilities"). Maker does hereby grant to Holder a security interest in and security title to the following:

     SEE RIDER ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.
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     together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance on any of the same against fire, theft, collision or other catastrophe and any products and/or proceeds of any of the foregoing (all referred to herein as the "Collateral").

         Holder shall have the right to accelerate the maturity of the Liabilities in the event that the Collateral or any portion thereof is transferred, assigned, or sold, or any security interest granted therein without the prior written consent of Holder. If at any time Holder deem itself insecure, Maker will immediately furnish such further Collateral to be held by Holder, or make such payment on account, as will be satisfactory to holder.

         In addition to and independent of the rights and remedies of Holder as a secured party under the Uniform Commercial Code of Georgia, Holder shall, as security for the Liabilities, have the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of Maker any transfer, conveyance or instrument necessary therefor, and Holder may enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to Maker on account of entering any premises. Holder may require Maker to assemble the Collateral and make the same reasonably convenient to both parties. The right is expressly granted to Holder to transfer at any time to itself or its nominee any Collateral held hereunder and to receive the income therefrom and hold the same as security herefor, or to apply it to any of the Liabilities. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed at least five days before such disposition.

         Whenever Holder in good faith reasonably believes that the prospect of payment of this Note is impaired, Holder, without notice or demand of any kind, may if the Maker is in bankruptcy place an administrative freeze upon, and if the Maker is not in bankruptcy, hold and set off against any or all outstanding principal or interest as Holder may elect, any balance or amount to the credit of Maker in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of Maker with Holder at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint, excepting only accounts which are actually known to Holder to be trust accounts.

         Time is of the essence with respect to all of Maker's obligations and agreements under this Note and the Loan Documents. In the event that Holder institutes legal proceedings to enforce this Note or refers the same to an attorney-at-law for enforcement or collection, Maker agrees to pay to Holder, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including attorney's fees in the amount of fifteen percent (15%) of the outstanding principal and interest.

         Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing of as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive, and such remedies maybe exercised concurrently or consecutively at Holder's option.

         This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the debt evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or retention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under applicable laws. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement evidencing or securing the debt, at the time performance of such provisions shall be due, shall involve the payment of interest in excess of that authorized by law, the obligation to be fulfilled shall be reduced to the limit so authorized by law, and if from any circumstances, Holder shall ever receive as interest an amount which would exceed the highest lawful rate applicable to Maker, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the debt evidenced hereby and not to the payment of interest, regardless of any books or records of Holder which may indicate the contrary.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law; provided, nothing herein shall be deemed consent by Holder to any assignment or conveyance which is restricted or prohibited by the terms of any Loan Document. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         Each Obligor hereby waives presentment for payment, demand, notice of non-payment of this Note, protest and notice of protest, and consents that Holder may extend the time of payment of any part or the whole of the debt at any time at the request of any other person or entity liable.

         Each Obligor hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any appraisement, exemption or homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof in and to all of its property, real and personal, against the enforcement and collection of the Liabilities. Each Obligor hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for such Obligor to claim any and all homestead exemptions allowed by law.

         In the event any suit or legal action is commenced by Holder, Maker hereby expressly agrees, consents and submits to the personal jurisdiction of any state or federal court sitting in DeKalb or Fulton County, Georgia with respect to such suit or legal action, and the Maker also expressly consents and submits to and agrees that venue in any such suit or legal action is proper in said courts and county and Maker hereby expressly waives any and all personal rights under applicable law or in equity to object to the jurisdiction and venue in said courts and county. The jurisdiction and venue of the courts consented and submitted to and agreed upon in this paragraph are not exclusive but are cumulative and in addition to the jurisdiction and venue of any other court under any applicable laws or in equity.

         This Note shall be governed and construed under the laws of the State of Georgia except to the extent applicable Georgia law is preempted by the laws of the United States of America.

         Maker warrants that the proceeds of the loan evidenced hereby shall be used solely for business or commercial purposes.

         IN WITNESS WHEREOF, Maker has signed, sealed and delivered this Note as of the date first hereinabove written and acknowledges receipt of a complete copy hereof.

MAKER:                                                              MAKER:   INTELLIGENT SYSTEMS CORPORATION
                                                                             By:  /s/
---------------------------------------------------------(Seal)     ----------------------------------------------------------(Seal)
ADDRESS: 4355 Shackleford Road, Norcross, GA 30093                           Title:  Vice President

Tax ID/Soc. Sec. No.:                TELEPHONE No.770-381-2900      Address: Attest:  /s/
                     ----------------                                               ------------------------------------------------
                                                                             Title: Secretary/ Vice President

                                                                    Tax ID/Soc. Sec. No.:                 TELEPHONE No.770-381-2900
                                                                                         ----------------
                                                                                         (CORPORATE SEAL)

                       RIDER TO $1,000,000 LINE OF CREDIT
                        COMMERCIAL PROMISSORY NOTE FROM
                INTELLIGENT SYSTEMS CORPORATION (HEREIN "MAKER")
                      TO FIDELITY NATIONAL BANK ("HOLDER")
                               DATED JULY 2, 1999

1. Interest only shall be due under this Note in monthly installments of accrued interest during the preceding month (and any preceding partial month), beginning on the 1st day of August, 1999 and continuing on the 1st day of each month thereafter through and including June 1, 2000. On June 30, 2000, all outstanding principal, accrued interest and other charges and fees owed under the Note shall become immediately due and payable. All payments received from Maker shall first be applied towards outstanding late charges, then towards outstanding and accrued interest, and then towards outstanding principal.

2.       The Liabilities (as defined in this Note) shall be secured by:

         a. First-in-priority security interest in 24,501 shares of common stock of Media Metrix, Inc. owned by Maker and pledged to Holder pursuant to a Stock Pledge Agreement of even date herewith from Maker to Holder, together with corresponding stock powers.

         b. First-in-priority security interest in 3,606,382 shares of common stock of PaySys International, Inc. owned by Maker and pledged to Holder pursuant to a Stock Pledge Agreement of even date herewith from Maker to Holder, together with corresponding stock powers.

3. This Note evidences a line of credit loan from Maker to Holder and all disbursements in connection with said loan shall be made in accordance with the provisions of a Revolving Loan Agreement of even date herewith between Maker and Holder.

         IN WITNESS WHEREOF, Maker has executed this Rider under seal as of the day and year written on the face of this Note.

                                    MAKER

                                    INTELLIGENT SYSTEMS CORPORATION, a Georgia corporation

                                    By: /s/
                                       ----------------------------------------
                                    Title:  Vice President
                                          -------------------------------------
                                    Attest: /s/
                                           ------------------------------------
                                    Title:  Vice President/Secretary
                                          -------------------------------------

                                                   [CORPORATE SEAL]